Select S&P Industrial Portfolio	Series 00F [ 9/25/2000 - 11/10/2000 ] | cusip: 29471T196
This Fund Series is closed, and no longer available for purchase. Click here to view the current offering of this Fund (IND) Fund Overview
As of November 27, 2000
Closing NAV: 1.13216	Previous Close: 1.12512	Change: +0.00704	% Change: +0.62571%

The Objective:
The Portfolio seeks total return through a combination of current dividend income and capital appreciation.

The Strategy:
The Select S&P Industrial Portfolio selects the 15 highest dividend-yielding stocks in a pre-screened subgroup of the S&P Industrial Index.

The Select S&P Industrial Portfolio follows a disciplined strategy. Each year, we intend to reapply the screening process to select a new Portfolio. You can roll your proceeds into the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

Offered By: This portfolio is offered by Merrill Lynch (IND00F), Salomon Smith Barney (SPI00F), PaineWebber (IND00F), Morgan Stanley Dean Witter (SPIN00F).
Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund.
The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges.
Therefore, you will not be able to calculate these prices (or related performance information)
with the security prices and weightings listed below.

As of Monday, November 27, 2000
Security	Symbol	Price	% of Portfolio
May Department Stores Company	MAY	29.31	8.06
Conagra Foods, Inc.	CAG	25.19	7.76
Emerson Electric Company	EMR	74.63	7.38
Avery Dennison Corporation	AVY	56.63	7.36
Albertson s, Inc.	ABS	25.75	7.12
The Clorox Company	CLX	45.81	7.05
Hershey Foods Corporation	HSY	60.50	6.97
ALLTEL Corporation	AT	60.00	6.92
Johnson Controls, Inc.	JCI	56.44	6.83
The Gillette Company	G	34.81	6.76
Textron, Inc.	TXT	51.31	6.41
Rohm & Haas Company	ROH	28.06	5.94
Air Products & Chemicals, Inc.	APD	33.75	5.86
Newell Rubbermaid, Inc.	NWL	19.50	5.02
Pitney Bowes, Inc.	PBI	29.50	4.54

Performance From Inception Through September 30, 2000
Including Annual Rollovers				Most Recently Completed Portfolio
Series	Inception Date	Cumulative Total Return	Annualized Return	Offer to End Date	Annualized Return
Series A	1/22/97	12.73%	3.30%	2/17/99 - 3/24/00	-19.41%
Series B	2/24/97	12.51%	3.33%	3/29/99 - 4/28/00	-19.95%
Series C	4/21/97	13.02%	3.61%	5/3/99 - 6/2/00	-19.06%
Series D	6/9/97	-5.00%	-1.54%	6/21/99 - 7/21/00	-23.06%
Series E	7/21/97	-8.15%	-2.62%	8/2/99 - 9/1/00	-19.64%
Series F	9/8/97	9.32%	2.95%	9/14/98 - 10/15/99	-1.91%
Series G	10/20/97	1.65%	0.56%	10/26/98 - 12/3/99	5.03%
Series H	12/2/97	-0.06%	-0.02%	12/14/98 - 1/14/00	-10.68%
Series J	1/8/98	-2.01%	-0.74%	1/11/99 - 2/11/00	-25.77%

Past performance is no guarantee of futures results. Principal value, unit prices and investment returns fluctuate with changes in market conditions. Your investment may be worth more or less than your original cost when you redeem. Return figures represent changes in unit price plus reinvestment of income and principal distributions, divided by the initial offer price, and reflect deduction of maximum applicable sales charges and expenses. "Performance Since Inception" Returns differ from "Most Recently Completed Portfolio" Return because the former figures reflect different performance periods and a reduced sales charge on annual rollovers.

Contact your Financial Professional for a free prospectus (or download one from this site) containing more complete information on any Defined Asset Fund, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Fees & Expenses

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.

	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge	1.50%	$15.00

Maximum Sales Charge	2.50%	$25.00
Creation and Development Fee (as a % of net assets on date of deposit - 9/25/2000)	0.250%	$2.48

Estimated Annual Expenses (as a % of net assets on date of deposit)	0.237%	$2.34

Estimated Organization Costs		$1.95

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of your investment) Will Be:

Less than $50,000	2.50%
$50,000 to $99,999	2.25%
$100,000 to $249,000	1.75%
$250,000 to $999,999	1.50%
$1,000,000 or more	0.75%

Is this Fund appropriate for you?

Yes, if you seek a combination of current dividend income and capital appreciation, you may benefit from a screened portfolio of 15 different equities.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

Portfolio results of this value-oriented Strategy may vary from the S&P Industrial Index for various reasons. For example, the S&P Industrial Index performance may be driven by stocks not held in the Portfolio, such as growth stocks.

This Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or current income.

The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

There can be no assurance that this Portfolio will meet its objective, that dividend rates will be maintained, and that stock or unit prices will not decline.

These stocks may have higher yields because they or their industries are experiencing difficulties or are out of favor. There can be no assurance that the market factors that caused these relatively low prices will change.

Stocks in this Portfolio were chosen for characteristics such as quality and value, which may be at odds with those of the stocks driving the market at any given time.

The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors or Standard & Poor's.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
Four (4) per year.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase each distribution period. Because distributions are based in part on the size of your investment, these payments may increase proportionately.
Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

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Unit Investment Trust Department
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Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O S P O N S O R W E B S I T E S
Merrill Lynch | Salomon Smith Barney | PaineWebber | Morgan Stanley Dean Witter

The performance, fee and expense information included on this site will differ for Defined Asset Funds held in certain eligible accounts offered by the Sponsors. Please contact your financial professional for more information on these types of accounts.

The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors or Standard & Poor's.

"Standard & Poor's ® ," "S&P ® , " "S&P 500," and "S&P Industrial Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Fund is not sponsored, managed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The name "Dow Jones Industrial Average" (DJIA) is the property of Dow Jones & Company, Inc.

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

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